SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.  20549


                                 FORM 8-K


                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                   the Securities exchange Act of 1934


                     Date of Report:  April 13, 1999
                    (date of earliest event reported)


                            LG&E ENERGY CORP.
                           220 West Main Street
                              P.O. Box 32030
                           Louisville, KY 40232
                              (502) 627-2000

              Kentucky           1-10568          61 - 1174555
          (State or other      (Commission      (I.R.S. Employer
          jurisdiction of      File Number)   Identification No.)
           incorporation)

                   LOUISVILLE GAS AND ELECTRIC COMPANY
                           220 West Main Street
                              P.O. Box 32010
                           Louisville, KY 40232
                              (502) 627-2000

              Kentucky           2-26720          61 - 0264150
          (State or other      (Commission      (I.R.S. Employer
          jurisdiction of      File Number)   Identification No.)
           incorporation)

                        KENTUCKY UTILITIES COMPANY
                            One Quality Street
                         Lexington, KY 40507-1428
                              (606) 255-2100

       Kentucky and Virginia      1-3464          61 - 0247570
          (State or other      (Commission      (I.R.S. Employer
          jurisdiction of      File Number)   Identification No.)
           incorporation)

This combined Form 8-K is separately filed by LG&E Energy Corp., Louisville Gas and Electric Company and Kentucky Utilities Company. Information contained herein relating to any individual registrant is filed by such registrant on its own behalf. Except for LG&E Energy Corp., each registrant makes no representation as to information relating to the other registrants. In particular, information contained herein related only to LG&E Energy Corp. and its other direct or indirect subsidiaries is provided solely by LG&E Energy Corp. and shall not be deemed included in the Form 8-K of Louisville Gas and Electric Company and Kentucky Utilities Company.

Item 5.  Other Events.

On April 14, 1999, LG&E Energy Corp. ("LG&E Energy") announced orders of the Kentucky Public Service Commission ("PSC") dated April 13, 1999 regarding its two utility subsidiaries, Louisville Gas and Electric Company and Kentucky Utilities Company. The PSC orders implement, effective July 2, 1999, the companies' pending performance-based ratemaking proposal, including a five-year rate reduction plan agreed upon earlier by the companies and the Kentucky Attorney General's Office.

A news release of LG&E Energy describing the above matter is filed with this report as Exhibit 99.01 and is incorporated herein by reference.

Item 7(c).  Exhibits Filed.

Exhibit
Number              Description

99.01               News Release dated as of April 14, 1999.


                                SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


LG&E ENERGY CORP.
Registrant

/s/ John R. McCall
John R. McCall
Executive Vice President, General
Counsel and Corporate Secretary

Date:  April 16, 1999

LOUISVILLE GAS AND ELECTRIC COMPANY
Registrant

/s/ John R. McCall
John R. McCall
Executive Vice President, General
Counsel and Corporate Secretary

Date:  April 16, 1999

KENTUCKY UTILITIES COMPANY
Registrant

/s/ John R. McCall
John R. McCall
Executive Vice President, General
Counsel and Corporate Secretary

Date:  April 16, 1999

                               EXHIBIT INDEX

                             LG&E ENERGY CORP.
                    LOUISVILLE GAS AND ELECTRIC COMPANY
                        KENTUCKY UTILITIES COMPANY

                        Current Report on Form 8-K
                           Dated April 13, 1999

                                 Exhibits


Exhibit No.         Description

99.01               News Release dated as of April 14, 1999.


                                   - 2 -